UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 14, 2012

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150419	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

Harvey Kesner, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

Item 3.02.       Unregistered Sales of Equity Securities.

On November 14, 2012, Tonix Pharmaceuticals Holding Corp. (the “Company”) sold to accredited investors for aggregate cash proceeds of $390,000, convertible debentures (the “Debentures”) in the principal face amount of $390,000 and the exchange of $320,000 in previously issued promissory notes of the Company that were exchanged for Debentures in the principal face amount of $320,000 (the “Financing”).

The Debentures mature on the earlier of (i) November 14, 2013 or (ii) the date of closing of a private placement of equity, equity equivalent, convertible debt or debt financing in which we receive gross proceeds, in one or more transactions, of at least $100,000 (a “Subsequent Financing”). The Debentures bear interest at 8% per annum and are convertible at the holder’s option into either (i) a Subsequent Financing at a price equal to a 25% discount to the price of securities sold in the Subsequent Financing or (ii) shares of the Company’s common stock at a conversion price per share equal to $1.00.

The Debentures sold in the Financing were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.   This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

ITEM 8.01      Other Events.

On November 14, 2012, the Company issued the press release relating to the transactions discussed in Items 1.01 and 3.02 above. A copy of the press release that discusses these matters is filed as Exhibit 99.01 to, and incorporated by reference in, this report. The information in this Item 8.01 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 8.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01      Financial Statements and Exhibits.

(d)       Exhibits.

10.01	Form of Subscription Agreement, dated November 13, 2012.

10.02	Form of Convertible Debenture.

99.01	Press Release, issued by Tonix Pharmaceuticals Holding Corp. on November 14, 2012.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: November 14, 2012	By:	/s/ SETH LEDERMAN
Seth Lederman
Chief Executive Officer

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